Keystone America Hartwell Emerging Growth Fund, Inc.
Seeks capital appreciation by investing in emerging growth companies.

Dear Shareholder:

We would like to take this opportunity to report on your Fund's performance for the twelve-month period which ended September 30, 1996. Following our letter to you, we have included a discussion by Adrian Dawes, portfolio manager of your Fund, about his recent strategy.

Performance

Your Fund provided the following total returns for the periods which ended September 30, 1996:

  Class A shares returned 11.97% for the six-month and 9.96% for the twelve-month periods.

  Class B shares returned 11.50% for the six-month and 9.01% for the twelve-month periods.

  Class C shares returned 11.56% for the six-month and 9.17% for the twelve-month periods.

  The Russell 2000 Index, a broad-based index of small company stocks, returned 5.37% and 13.19% respectively for the same six- and twelve-month periods.

  Your Fund's performance was particularly strong during the last six months of its fiscal year, exceeding the total returns of small company (small-cap) stocks during a period of increasing price volatility. We were encouraged by these improving short-term results, which were achieved during a challenging environment for small-cap stocks.

  While small-cap stock averages rose during the period, they experienced several short-term price declines. Stronger-than-expected economic growth and concerns about higher inflation and rising interest rates precipitated corrections at several points during the twelve-month period. Nevertheless, your Fund's performance continued to improve, particularly in the second half of the fiscal year.

  This is the first report for portfolio manager Adrian Dawes, and we think he has made an excellent start over six short and difficult months. Mr. Dawes has continued the J.M. Hartwell tradition of investing in stocks with earnings growth rates of 30% or more, and has also increased the Fund's diversification by adding more names and industries to the portfolio. We think this approach should result in more consistent results over the long term.

  We appreciate your continued support of Keystone America Hartwell Emerging Growth Fund, Inc. If you have any questions or comments about your Fund, we encourage you to write to us.

Sincerely,

/s/Albert H. Elfner III

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

/s/George S. Bissell

George S. Bissell
Chairman of the Board
Keystone Funds

November 1996

Keystone America Hartwell Emerging Growth Fund, Inc.

                                A Report From
                              Your Fund Manager

   Adrian S. Dawes, vice president at J.M. Hartwell, LP, is portfolio manager of your Fund. Mr. Dawes has 11 years of experience in North American growth stock investing. He joined the Hartwell organization in September 1994 following nine years of service with Ivory & Sime PLC as head of U.S. equity research. Ivory & Sime is a Scottish-based global investment management firm specializing in growth investing.

To the Fund's Shareholders:

  Managing a small-company stock fund during the twelve-month period that ended September 30, 1996, was a little like riding a roller coaster. It was an environment in which after several weeks of strong gains, small-company stock prices would periodically decline. The short-term declines usually came on the heels of economic data that indicated the economy was growing too fast, that inflation and interest rates were sure to rise, or that corporate profits were bound to decline. When these concerns proved to be unfounded, small company stock prices rose. This situation repeated itself several times throughout the twelve-month period.

  In managing your Fund, we viewed the brief periods of declining prices as opportunities to improve the earnings-per-share growth rate of the stocks in the portfolio. The short-term corrections brought prices down to more reasonable levels, which provided opportunities for us to purchase stocks at bargain prices. We focused on selecting stocks that we believed had the potential to generate strong returns over time rather than trying to capture short-term gains.

  The short-term price swings of small company stocks affected your Fund's performance. However, at the end of the twelve-months, small-company stock prices were on an upward course, and your Fund finished the period with very respectable returns.

More stocks in several economic sectors

We maintained our investment strategy of investing in rapidly growing companies that we believe are leaders in their market niches. We continued to select stocks on a case-by-case basis, focusing on company fundamentals, such as the potential for earnings growth, revenues, and the quality of management. While maintaining our long-term bottoms-up approach to stock selection, we expanded the number of industry sectors in which we invested and increased the number of stocks in the portfolio. We believe this added diversification has the potential to dampen price swings during periods of stock market fluctuations and to provide more consistent returns over the long term.

Fund Profile
Objective: Seeks capital appreciation by investing in emerging growth companies.
Commencement of investment operations: September 10, 1968
Number of stocks: 31
Net assets: $99 million

Top 5 Industries
as of September 30, 1996
                                      Percentage of
Industry                               net assets
 ---------------------------------   --------------
Health care services                      19.1
Software/business                         16.5
Technology: service/consulting            14.5
Communications equipment/service           9.5
Oil/oil services                           9.5

  We trimmed positions that we believed had reached full valuation and that had grown to a significant portion of the Fund's assets. These included some of the Fund's long-term holdings, such as StrataCom, PeopleSoft, and McAfee Associates. By reducing these positions, we were able to lock in profits, increase diversification, and make the Fund less susceptible to the stock price movements of a few companies. We also attempted to add more stocks at lower prices and at greater discounts to the companies' long-term growth rates. This lowered the price-to-earnings (P/E) ratio in the portfolio. In effect, we attempted to pay less for potential earnings growth on stocks in which we invested.

Going for growth

Because your Fund seeks capital appreciation through investments in rapidly growing companies, historically its holdings have been clustered in a few high growth areas. One such area is technology. Our definition of technology includes companies in the software, hardware, technical service consulting and communications areas. On September 30, 1996, technology stocks accounted for 46.9% of the Fund's net assets.

  The Fund's strongest performing technology stock during the twelve-month period was VIASOFT, a company that we have profiled in previous reports. VIASOFT has developed software that can help solve the critical problems that will affect virtually all large mainframe computer users in the year 2000. Most mainframe systems have two-digit year codes that can accommodate dates up to the turn of the century but will not advance to 2000. This problem needs to be solved before the end of 1999. VIASOFT produces software that identifies the problem and helps fix it. In the software sector, we also invested in Legato, a leader in the network storage management market. Storing and managing data is a major concern for most businesses, and Legato's "NetWorker" software helps users protect, manage and access data within computer networks.

  We uncovered new investment opportunities among technical service consulting businesses, or outsourcing companies. On September 30, 1996, these types of businesses accounted for 14.5% of the Fund's net assets. We believed that some of the most attractive outsourcing companies were those that handle the "management information systems" (MIS) function for large companies. Managing the fast-paced changes in technology has become a very costly endeavor for businesses. Upgrades to computer operating systems account for some of their largest expenditures. Where once the MIS function was performed internally, many businesses have found that it is more efficient and less expensive to use consultants to do the job. One of the leaders in this area is Vanstar, a company that counts Microsoft and Federal Express among its clients. Vanstar evaluates, develops, and deploys computer networks for its clients. Other technical service consulting business in which we invested include Claremont Technology, Computer Horizons, and Interim Services.

Keystone America Hartwell Emerging Growth Fund, Inc.

Top 10 Holdings
as of September 30, 1996
                                                                Percentage of
Stock                         Industry                            net assets
--------------------------    ------------------------------   --------------
McAfee Associates             Software/business                      6.8
Uniphase                      Laser/electro-optic systems            6.1
Dura Pharmaceuticals          Health care services                   6.0
PhyCor                        Health care services                   5.2
Legato Systems                Software/business                      5.0
Vanstar                       Technology: Service/
                              consulting                             4.7
PeopleSoft                    Software/business                      4.6
PictureTel                    Video conferencing                     4.3
Computer Horizons             Technology: Service/
                              consulting                             3.5
Gulf South Medical Supply     Health care services                   3.4

Expanding our focus

Beyond the technology sector, we invested in selected companies that met our criteria for growth in the oil/ oil services, financial, and retail areas. We increased the oil services investments in the portfolio from 4.4% of net assets on March 31, 1996 to 9.5% as of September 30, 1996. Oil services companies support the drilling activities of the industry. They may supply oil rigs, boats, pumping equipment or seismology services. Many of these companies undertook major restructuring programs over the last several years. They have become more streamlined and productive, and have more aggressive and efficient management teams. In addition, demand for their services has increased. This is because, after several years of overcapacity, demand for energy has come in line with supply. In order to rebuild inventories, the major oil companies have enlisted the help of oil services firms. Among the new additions to the portfolio were Oceaneering International and Petroleum Geo Services.

  In the financial area, we added E-Trade to the portfolio, an on-line brokerage transaction service. You may have seen E-Trade's ads in the Wall Street Journal or other publications. Through the Internet, E-Trade provides automated order placement, portfolio tracking, news and other information 24 hours a day, seven days a week. If you have a personal computer, E-Trade can be an inexpensive way to trade and keep track of your investments. The company's customer base is expanding rapidly, and E-Trade has plans to provide several value-added services for its best customers.

  Among specialty retailers, we found Petco Animal Suppliers attractive. Petco is one of the top pet food and supply retailers. The company operates 202 stores in 15 states and the District of Columbia. Since 1991, Petco has made the transition from a traditional pet store to a pet superstore chain by opening new stores, acquiring competitors, and relocating existing stores.

Stocks that lagged

We were disappointed in the performance of some of the portfolio's holdings. Health care stocks, which were solid performers during the first six months of the period, declined in the second six months. We reduced the health care position in the portfolio from 25% of net assets on March 31, 1996 to 19.1% of net assets on September 30, 1996 by selling or eliminating selected holdings. Relatively weak earnings growth contributed to the decline in health care stock prices.

  Restaurant stocks were also laggards during the twelve-month period. Lower same store sales and slight increases in commodity prices for meat and grain contributed to earnings disappointments in this sector. We eliminated the Fund's position in Manhattan Bagel, after the company made an acquisition that turned out to be less profitable than originally expected and earnings estimates were cut. This resulted in a sharp stock price decline.

Analysis and outlook

While the small company stocks in which we invested weathered significant ups and downs during the twelve-month period, we believe that the companies we hold in the portfolio offer strong opportunities for high earnings growth. Going into 1997, we believe that the strong economic growth we experienced during 1996 may slow, and inflation and interest rates should remain at relatively low levels. Historically, small company stocks have produced the majority of their returns during the latter part of an economic expansion. We believe we are half way through this cycle, and that small company stocks have the potential to generate significantly stronger returns in the coming months.

  We will continue to seek high-quality companies with market capitalizations of $500 million or less and that are trading at discounts to their long-term growth rates. We will also continue to stick with our buy and sell disciplines of locking in gains when we believe stocks have reached full valuation, diversifying the portfolio among a variety of sectors and companies, and by seeking stocks that are attractively priced and have the potential earnings growth rates of 30% or more.

Sincerely,

/s/Adrian S. Dawes

Adrian Dawes
Vice President
J.M. Hartwell, LP

The J.M. Hartwell
Investment Discipline

Purchase Strategy--criteria used to evaluate the purchase of a stock for your
Fund:
(bullet) Bottoms-up approach, individual company analysis
(bullet) Fast growing, emerging companies; minimum 30% earnings growth rate (bullet) Durable and consistent earnings growth
(bullet) Long-term approach to investing; not influenced by short-term price swings
(bullet) Under $500 million market capitalization at time of purchase;
         companies with an established and reliable earnings record
(bullet) Strong #1 or close #2 market position within industry
(bullet) Avoid cyclical businesses or heavily regulated industries
Sell Strategy--criteria used to evaluate when to eliminate a stock owned by your Fund:
(bullet) Deteriorating financial situation
(bullet) Original purchase determinants no longer valid
(bullet) Price-to-earnings per share ratio exceeds growth rate by 50%
Overall Management Strategy
(bullet) Hands-on approach, meet/in contact with company management regularly (bullet) Focus on the limited number of companies that are leaders in their field
(bullet) Ignore short-term market fluctuations
(bullet) Concentrate on companies that will provide above-average capital appreciation over the long-term

Keystone America Hartwell Emerging Growth Fund, Inc.

Your Fund's Performance

Growth of an investment in
Keystone America Hartwell Emerging Growth Fund, Inc.
Class A

[mountain chart]

In Thousands
          Initial Investment  Reinvested Distributions
9/86       9425                9425
          15374               15374
9/88       7293               12853
          10069               17746
9/90       8914               15803
          14453               25840
9/92      13116               25552
          18018               35101
9/94      13507               28833
          16579               39558
9/96      18056               43496

Total Value: $43,496

A $10,000 investment in Keystone America Hartwell Emerging Growth Fund, Inc. Class A made on September 30, 1986 with all distributions reinvested was worth $43,496 on September 30, 1996. Past performance is no guarantee of future results.

Twelve-Month Performance as of September 30, 1996

                            Class A   Class B     Class C
Total returns*                9.96%      9.01%      9.17%
Net asset value 9/30/95     $26.28     $25.69     $25.80
                9/30/96     $28.62     $27.73     $27.89
Dividends                     None       None       None
Capital gains               $ 0.25     $ 0.25     $ 0.25


*Before deducting sales charges.

Historical Record as of September 30, 1996

Cumulative total returns        Class A    Class B    Class C
1-year w/o sales charge           9.96%     9.01%       9.17%
1-year                            3.64%     5.01%       9.17%
5-year                           58.65%       --          --
10-year                         334.96%       --          --
Life of Class                       --     25.81%      29.50%
Average Annual Returns
1-year w/o sales charge           9.96%     9.01%       9.17%
1-year                            3.64%     5.01%       9.17%
5-year                            9.67%       --          --
10-year                          15.84%       --          --
Life of Class                       --      7.53%       8.51%
Commencement of operations     9/10/68    8/2/93      8/2/93


  Class A share performance is reported at the current maximum front-end sales charge of 5.75%.

  Class B shares are sold without a front-end sales charge. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares are sold without a front-end sales charge. Performance reflects the return you would have received after holding shares for one year or more and redeeming after the end of that period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ. Past performance is no guarantee of future results.

  Shareholders may exchange shares for another Keystone fund. The exchange fee is waived for individual investors who request an exchange through Keystone's Automated Response Line (KARL). Investors who exchange by calling or writing to Keystone directly are subject to a $10 exchange fee. The Fund reserves the right to change or terminate the exchange offer.

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone America Hartwell Emerging Growth Fund, Inc. Class A, the Russell 2000 Index and the Consumer Price Index.

[3-line chart]

In Thousands                     September 30, 1986 through September 30, 1996

                    Russell 2000 Index
          Class A   (Russell 2000)           Consumer Price Index (CPI)
9/86       9425     10000                    10000
          15374     12939.16                 10436
9/88      12853     11540.13                 10871
          17746     14019.77                 11343
9/90      15803     10212.04                 12042
          25840     14816.28                 12450
9/92      25552     16923.48                 12822
          35101     22532.09                 13167
9/94      28833     23133.34                 13557
          39558     28541.25                 13902
9/96      43498     32304.48                 14274

     Average Annual Total Returns
-------------------------------------
          1 Year    5 Year    10 Year
Class A   3.64%     9.67%     15.84%
Class B   5.01%     --        7.53%*
Class C   9.17%     --        8.51%*

                                   Class A
                                   $43,496

                                 Russell 2000
                                   $32,304

                                     CPI
                                   $14,274

*Life of Class

Past performance is no guarantee of future results. The performance of Class B or Class C shares will be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced August 2, 1993. The Consumer Price Index is through August 31, 1996.

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone America Hartwell Emerging Growth Fund, Inc. Class A

The Fund seeks capital appreciation by investing in emerging growth companies. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Russell 2000 Index

A broad-based securities market index, the Russell 2000 is an unmanaged index of equities with small market capitalizations. The Index represents small companies that may be less established, and may be more concentrated in certain industries than other indexes. As a result, the Index may be more volatile than other indexes.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

  These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding what the chart means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Keystone America Hartwell Emerging Growth Fund, Inc.

Limitations of the chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance can be distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

  Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes do not include costs of investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of several measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future returns may be different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

SCHEDULE OF INVESTMENTS--September 30, 1996

                                                            Market
                                            Shares           Value
--------------------------------------    -----------   -------------
COMMON STOCKS (86.1%)(A)
BIOTECHNOLOGY (1.0%)
BioChem Pharmaceuticals, Inc.                  25,000     $ 1,003,125
--------------------------------------    -----------   -------------
COMMUNICATIONS EQUIPMENT/SERVICE (9.5%)
Cisco Systems, Inc.                            50,000       3,103,125
National Techteam, Inc.                        55,000       1,491,875
P-Com, Inc.                                    75,000       1,856,250
Precision Response Corp.                       40,000       1,540,000
PMT Services, Inc.                             68,750       1,392,187
--------------------------------------    -----------   -------------
                                                            9,383,437
--------------------------------------    -----------   -------------
FINANCIAL (0.5%)
E-Trade Group, Inc.                            40,000         527,500
--------------------------------------    -----------   -------------
HEALTHCARE SERVICES (19.1%)
Capstone Pharmacy Services, Inc.              200,000       2,475,000
Dura Pharmaceuticals, Inc.                    160,000       5,900,000
Gulf South Medical Supply, Inc.               130,000       3,347,500
Medquist, Inc.                                 32,000         648,000
PhyCor, Inc.                                  135,000       5,138,438
Theratx, Inc.                                 120,000       1,425,000
--------------------------------------    -----------   -------------
                                                           18,933,938
--------------------------------------    -----------   -------------
LASER/ELECTRO-OPTIC SYSTEMS (6.1%)
Uniphase Corp.                                143,000       6,041,750
--------------------------------------    -----------   -------------
OIL/OIL SERVICES (9.5%)
Falcon Drilling Company, Inc.                 115,000       2,990,000
Input/Output, Inc.                             66,000       1,963,500
Oceaneering International, Inc.               100,000       1,700,000
Petroleum Geo Services                        100,000       2,725,000
--------------------------------------    -----------   -------------
                                                            9,378,500
--------------------------------------    -----------   -------------
SOFTWARE/BUSINESS (16.5%)
Legato Systems, Inc.                          105,000       4,987,500
McAfee Associates, Inc.                        97,500       6,727,500
PeopleSoft, Inc.                               55,000       4,578,750
--------------------------------------    -----------   -------------
                                                           16,293,750
--------------------------------------    -----------   -------------
SOFTWARE/MANUFACTURING (2.1%)
VIASOFT, Inc.                                  50,000       2,100,000
--------------------------------------    -----------   -------------
SPECIALTY RETAIL (3.0%)
Alrenco, Inc.                                  40,000     $   840,000
Petco Animal Supplies, Inc.                    80,000       2,180,000
--------------------------------------    -----------   -------------
                                                            3,020,000
--------------------------------------    -----------   -------------
TECHNOLOGY: SERVICE/ CONSULTING (14.5%)
Alternative Resources Group                    80,000       2,250,000
Claremont Technology Corp.                     50,000       1,800,000
Computer Horizons Corp.                       120,000       3,420,000
Interim Services, Inc.                         50,000       2,137,500
Intelliquest Information Group, Inc.            5,000         127,500
Vanstar Corp.                                 190,000       4,607,500
--------------------------------------    -----------   -------------
                                                           14,342,500
--------------------------------------    -----------   -------------
VIDEO CONFERENCING (4.3%)
PictureTel Corp.                              120,000       4,230,000
--------------------------------------    -----------   -------------
TOTAL COMMON STOCKS (COST--$49,253,460)                    85,254,500
-----------------------------------------------------   -------------
                                            Maturity
                                             Value
--------------------------------------    -----------   -------------
REPURCHASE AGREEMENT (14.6%)
State Street Bank & Trust Co., 4.75%,
purchased 09/30/96, (Collateralized by
$13,530,000 U.S. Treasury Bond,
8.750%, due 08/15/00), maturing
10/01/96 (Cost $14,475,000)               $14,476,910      14,475,000
--------------------------------------    -----------   -------------
TOTAL REPURCHASE AGREEMENT
 (COST--$14,475,000)                                       14,475,000
-----------------------------------------------------   -------------
TOTAL INVESTMENTS (COST--$63,728,460)(B)                   99,729,500
OTHER ASSETS AND LIABILITIES--NET (-0.7%)                    (681,620)
-----------------------------------------------------   -------------
NET ASSETS (100%)                                         $99,047,880
-----------------------------------------------------   -------------
(a) All common stocks are non-income-producing.
(b) The cost of investments for federal income tax purposes amounted to $63,728,460. Gross unrealized appreciation and depreciation on investments, based on identified tax cost, at September 30, 1996, are as follows:
     Gross unrealized appreciation        $37,262,739
     Gross unrealized depreciation         (1,261,699)
                                          -----------
     Net unrealized appreciation          $36,001,040
                                          -----------

See Notes to Financial Statements.

Keystone America Hartwell Emerging Growth Fund, Inc.

FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                             Year Ended September 30,
                                      ---------------------------------------------------------------------
                                         1996        1995        1994       1993        1992         1991
 ==================================   ========    ========    ========    ========   ========    ==========
Net asset value beginning of year      $ 26.28    $  21.41    $  28.56    $  20.80    $  22.91     $ 14.13
 ----------------------------------   --------    --------    --------    --------   --------    ----------
Income from investment operations
Net investment loss                      (0.30)      (0.38)      (0.37)      (0.34)      (0.26)      (0.22)
Net gain (loss) on investments            2.89        8.14       (4.43)       8.10        0.05        9.13
 ----------------------------------   --------    --------    --------    --------   --------    ----------
Total from investment operations          2.59        7.76       (4.80)       7.76       (0.21)       8.91
 ----------------------------------   --------    --------    --------    --------   --------    ----------
Less distributions from
Net realized gain on investments         (0.25)      (2.89)      (2.35)          0       (1.90)      (0.13)
 ----------------------------------   --------    --------    --------    --------   --------    ----------
Total distributions                      (0.25)      (2.89)      (2.35)          0       (1.90)      (0.13)
 ----------------------------------   --------    --------    --------    --------   --------    ----------
Net asset value end of year            $ 28.62    $  26.28    $  21.41    $  28.56    $  20.80     $ 22.91
 ==================================   ========    ========    ========    ========   ========    ==========
Total return (a)                          9.96%      37.20%     (17.86%)     37.31%      (1.12%)     63.51%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           1.66%(b)     1.81%(b)     1.80%     1.60%       1.63%       1.70%
 Net investment loss                     (1.10%)     (1.58%)     (1.62%)     (1.34%)     (1.18%)     (1.18%)
Portfolio turnover rate                    134%        164%        156%        155%        152%        137%
Average commission rate paid           $0.0453         N/A         N/A         N/A         N/A         N/A
 ----------------------------------   --------    --------    --------    --------   --------    ----------
Net assets end of year (thousands)     $89,726    $111,791    $120,689    $195,708    $152,714     $72,602
 ==================================   ========    ========    ========    ========   ========    ==========

                                                 Year Ended September 30,
                                       ---------------------------------------------
                                         1990        1989        1988        1987
 ==================================   ========    ========    ========    ==========
Net asset value beginning of year      $ 15.96     $ 11.56     $ 24.37     $ 14.94
 ----------------------------------   --------    --------    --------    ----------
Income from investment operations
Net investment loss                      (0.29)      (0.21)      (0.20)      (0.23)
Net gain (loss) on investments           (1.45)       4.61       (6.03)       9.66
 ----------------------------------   --------    --------    --------    ----------
Total from investment operations         (1.74)       4.40       (6.23)       9.43
 ----------------------------------   --------    --------    --------    ----------
Less distributions from
Net realized gain on investments         (0.09)          0       (6.58)          0
 ----------------------------------   --------    --------    --------    ----------
Total distributions                      (0.09)          0       (6.58)          0
 ----------------------------------   --------    --------    --------    ----------
Net asset value end of year            $ 14.13     $ 15.96     $ 11.56     $ 24.37
 ==================================   ========    ========    ========    ==========
Total return (a)                        (10.95%)     38.06%     (16.40%)     63.12%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           2.50%       2.40%       2.40%       1.90%
 Net investment loss                     (1.80%)     (1.60%)     (1.70%)     (1.20%)
Portfolio turnover rate                     96%        136%        110%        224%
Average commission rate paid               N/A         N/A         N/A         N/A
 ----------------------------------   --------    --------    --------    ----------
Net assets end of year (thousands)     $21,855     $25,131     $23,596     $41,440
 ==================================   ========    ========    ========    ==========

Per share calculations based on weighted average shares outstanding.
(a) Excluding applicable sales charges.
(b) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 1.64% and 1.78% for the years ended September 30, 1996 and 1995, respectively.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                            August 2, 1993
                                                                           (Date of Initial
                                          Year Ended September 30,         Public Offering)
                                      --------------------------------           to
                                        1996        1995        1994      September 30, 1993
 ==================================   ========    ========    ========     ==================
Net asset value beginning of year      $ 25.69     $21.22      $ 28.56          $26.69
 ----------------------------------   --------    --------    --------     ------------------
Income from investment operations
Net investment loss                      (0.49)     (0.56)       (0.49)          (0.05)
Net gain (loss) on investments            2.78       7.92        (4.50)           1.92
 ----------------------------------   --------    --------    --------     ------------------
Total from investment operations          2.29       7.36        (4.99)           1.87
 ----------------------------------   --------    --------    --------     ------------------
Less distributions from
Net realized gain on investments         (0.25)     (2.89)       (2.35)              0
 ----------------------------------   --------    --------    --------     ------------------
Total distributions                      (0.25)     (2.89)       (2.35)              0
 ----------------------------------   --------    --------    --------     ------------------
Net asset value end of year            $ 27.73     $25.69      $ 21.22          $28.56
 ==================================   ========    ========    ========     ==================
Total return (a)                          9.01%     35.61%      (18.58%)          7.01%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           2.46%(c)   2.58%(c)     2.49%           3.70%(b)
 Net investment loss                     (1.89%)    (2.34%)      (2.27%)         (3.42%)(b)
Portfolio turnover rate                    134%       164%         156%            155%
Average commission rate paid           $0.0453        N/A          N/A             N/A
 ----------------------------------   --------    --------    --------     ------------------
Net assets end of year (thousands)     $ 6,953     $6,970      $ 3,801          $  823
 ==================================   ========    ========    ========     ==================

Per share calculations based on weighted average shares outstanding.
(a) Excluding applicable sales charges.
(b) Annualized.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.43% and 2.55% for the years ended September 30, 1996 and 1995, respectively.

See Notes to Financial Statements.

Keystone America Hartwell Emerging Growth Fund, Inc.

FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                            August 2, 1993
                                                                           (Date of Initial
                                          Year Ended September 30,         Public Offering)
                                      --------------------------------            to
                                        1996        1995        1994      September 30, 1993
 ==================================   ========    ========    ========     ==================
Net asset value beginning of year      $ 25.80     $21.26      $ 28.56          $26.69
 ----------------------------------   --------    --------    --------     ------------------
Income from investment operations
Net investment loss                      (0.50)     (0.56)       (0.47)          (0.08)
Net gain (loss) on investments            2.84       7.99        (4.48)           1.95
 ----------------------------------   --------    --------    --------     ------------------
Total from investment operations          2.34       7.43        (4.95)           1.87
 ----------------------------------   --------    --------    --------     ------------------
Less distributions from
Net realized gain on investments         (0.25)     (2.89)       (2.35)              0
 ----------------------------------   --------    --------    --------     ------------------
Total distributions                      (0.25)     (2.89)       (2.35)              0
 ----------------------------------   --------    --------    --------     ------------------
Net asset value end of year            $ 27.89     $25.80      $ 21.26          $28.56
 ==================================   ========    ========    ========     ==================
Total return (a)                          9.17%     35.89%      (18.42%)          7.01%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           2.46%(c)   2.58%(c)     2.47%           3.09% (b)
 Net investment loss                     (1.90%)    (2.37%)      (2.25%)         (2.80%)(b)
Portfolio turnover rate                    134%       164%         156%            155%
Average commission rate paid           $0.0453        N/A          N/A             N/A
 ----------------------------------   --------    --------    --------     ------------------
Net assets end of year (thousands)     $ 2,368     $2,400      $ 1,679          $  297
 ==================================   ========    ========    ========     ==================

Per share calculations based on weighted average shares outstanding.
(a) Excluding applicable sales charges.
(b) Annualized.
(c) The ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratio would have been 2.43% and 2.55% for the years ended September 30, 1996 and 1995, respectively.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1996

Assets
Investments at market value
(identified cost--$49,253,460)                            $85,254,500
Repurchase Agreement at market value
(identified cost--$14,475,000)                             14,475,000
-----------------------------------------------------   -------------
 Total investments at market value
 (identified cost--$63,728,460)                            99,729,500
Cash                                                              751
Receivable for:
 Fund shares sold                                              16,101
 Dividends and interest                                         1,911
Other assets                                                    1,844
-----------------------------------------------------   -------------
 Total assets                                              99,750,107
-----------------------------------------------------   -------------
Liabilities
Payable for:
 Investments purchased                                        561,249
 Fund shares redeemed                                          94,452
Accrued reimbursable expenses                                   1,531
Other expenses                                                  5,017
Other accrued expenses                                         39,978
-----------------------------------------------------   -------------
 Total liabilities                                            702,227
-----------------------------------------------------   -------------
Net assets                                                $99,047,880
=====================================================   =============
Net assets represented by
Paid-in capital                                           $56,461,091
Accumulated net realized gains on investments               6,585,749
Net unrealized appreciation on investments                 36,001,040
-----------------------------------------------------   -------------
Total net assets                                          $99,047,880
=====================================================   =============
Net asset value and redemption price per share
Class A Shares
 Net assets of $89,726,317 / 3,135,470 shares
 outstanding                                              $     28.62
 Offering price per share ($28.62 / 0.9425) (based on
 a sales charge of 5.75% of the offering price
 September 30, 1996)                                      $     30.37
Class B Shares
 Net assets of $6,953,476 / 250,786 shares
 outstanding                                              $     27.73
Class C Shares
 Net assets of $2,368,087 / 84,921 shares
 outstanding                                              $     27.89
-----------------------------------------------------   -------------


STATEMENT OF OPERATIONS
Year Ended September 30, 1996

Investment income
Dividend                                                   $     2,380
Interest                                                       576,602
----------------------------------------     ----------   -------------
  Total income                                                 578,982
----------------------------------------     ----------   -------------
Expenses (Notes 4 and 5)
Management fee                              $1,066,413
Shareholder services                           291,584
Accounting, auditing, and legal                 99,880
Custodian fee expense                           63,925
Printing                                        31,722
Distribution Plan expenses                     277,825
Registration fees                               13,907
Miscellaneous expenses                          17,585
----------------------------------------     ----------   -------------
  Total expenses                             1,862,841
Less: Expenses paid indirectly (Note 6)        (22,354)
----------------------------------------     ----------   -------------
Net expenses                                                 1,840,487
----------------------------------------     ----------   -------------
Net investment loss                                         (1,261,505)
----------------------------------------     ----------   -------------
Net realized and unrealized gain on
 investments
Net realized gain on investments                             8,826,136
----------------------------------------     ----------   -------------
Net change in unrealized
 appreciation or depreciation on
 investments                                                 1,006,642
----------------------------------------     ----------   -------------
Net realized and unrealized gain on
 investments                                                 9,832,778
----------------------------------------     ----------   -------------
Net increase in net assets  resulting
from operations                                            $ 8,571,273
========================================     ==========   =============


See Notes to Financial Statements.

Keystone America Hartwell Emerging Growth Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           Year Ended
                                                                         September 30,          Year Ended
                                                                              1996          September 30, 1995
 ===================================================================   =================    ==================
Operations
  Net investment loss                                                     $ (1,261,505)        $ (2,009,451)
  Net realized gain on investments                                           8,826,136           22,375,130
  Net change in unrealized appreciation or depreciation on
  investments                                                                1,006,642           17,446,189
   -----------------------------------------------------------------     ---------------      ----------------
    Net increase in net assets resulting from operations                     8,571,273           37,811,868
   -----------------------------------------------------------------     ---------------      ----------------
Distributions to shareholders from net realized gains on investments
  Class A Shares                                                            (1,044,733)         (11,564,652)
  Class B Shares                                                               (72,730)            (718,070)
  Class C Shares                                                               (23,366)            (229,717)
   -----------------------------------------------------------------     ---------------      ----------------
    Total distributions to shareholders                                     (1,140,829)         (12,512,439)
   -----------------------------------------------------------------     ---------------      ----------------
Capital share transactions (Note 2)
  Proceeds from shares sold:
   Class A Shares                                                           19,954,246           10,088,352
   Class B Shares                                                            2,626,903           27,935,012
   Class C Shares                                                              839,389            1,609,258
  Payments for shares redeemed:
   Class A Shares                                                          (49,684,836)         (52,915,813)
   Class B Shares                                                           (3,254,694)         (26,761,159)
   Class C Shares                                                           (1,039,505)          (1,469,796)
  Net asset value of shares issued in reinvestment of
  distributions:
   Class A Shares                                                              927,048           10,351,036
   Class B Shares                                                               66,202              634,603
   Class C Shares                                                               21,496              221,110
   -----------------------------------------------------------------     ---------------      ----------------
  Net decrease in net assets resulting from capital share
  transactions                                                             (29,543,751)         (30,307,397)
   -----------------------------------------------------------------     ---------------      ----------------
    Total decrease in net assets                                           (22,113,307)          (5,007,968)
Net Assets:
  Beginning of year                                                        121,161,187          126,169,155
   -----------------------------------------------------------------     ---------------      ----------------
  End of year                                                             $ 99,047,880         $121,161,187
   =================================================================     ===============      ================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone America Hartwell Emerging Growth Fund, Inc. (the "Fund") was incorporated in New York on April 8, 1968 and began operations on September 10, 1968. Since January 31, 1995, Keystone Investment Management Company ("Keystone") has served as the Fund's investment adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end investment company. The Fund offers several classes of shares. The Fund's investment objective is capital appreciation.

  J.M. Hartwell Limited Partnership ("Hartwell") has acted as subadviser to the Fund pursuant to a Sub Advisory Agreement with Keystone. Subject to the supervision of the Fund's Board of Directors and Keystone, Hartwell provides the Fund and Keystone with investment research, advice, information, and securities recommendations.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

D. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

Keystone America Hartwell Emerging Growth Fund, Inc.

E. Distributions

The Fund distributes net investment income and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to a net operating loss and distributions paid through share redemptions.

F. Class Allocations

Class A shares are offered at a public offering price which includes a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.

  Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

Thirty million shares each of Class A, B, C, E, and F and one-hundred million shares of Class D of the Fund, each with a par value of $1.00, are authorized for issuance. Currently, only Class A, B, and C shares are outstanding. Transactions in shares of the Fund were as follows:

                              Year ended September 30,
                           ----------------------------
Class A                        1996            1995
------------------------    -----------   -------------
Shares sold                    691,682         434,450
Shares redeemed             (1,845,621)     (2,239,300)
Shares issued in
  reinvestment of
  distributions                 35,904         420,504
------------------------      ---------      -----------
Net decrease                (1,118,035)     (1,384,346)
========================      =========      ===========
Class B
Shares sold                    105,037       1,156,468
Shares redeemed               (128,181)     (1,090,475)
Shares issued in
  reinvestment of
  distributions                  2,628          26,206
------------------------      ---------      -----------
Net increase (decrease)        (20,516)         92,199
========================      =========      ===========
Class C
Shares sold                     32,909          69,278
Shares redeemed                (41,894)        (64,325)
Shares issued in
  reinvestment of
  distributions                    848           9,114
------------------------      ---------      -----------
Net increase (decrease)         (8,137)         14,067
========================      =========      ===========


(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) for the year ended September 30, 1996, were $131,125,931 and $170,450,146, respectively.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.

  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended September 30, 1996, the Fund paid $185,509 to KIDC under the Class A Distribution Plan.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee, which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the year ended September 30, 1996, under the Class B Distribution Plans, the Fund paid or accrued $47,939 for Class B shares purchased before June 1, 1995 and $21,303 for Class B shares purchased on or after June 1, 1995. The Fund paid $23,074 under the Class C Distribution Plan.

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Directors, payments to KIDC may continue as compensation for services that had been earned while the Distribution Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At September 30, 1996, total unpaid distribution costs were $259,257 for Class B shares purchased before June 1, 1995, and $173,625 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $202,256 at September 30, 1996.

  Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions

The Fund pays Keystone a basic monthly advisory fee calculated by applying percentage rates, starting at 1.00% and declining as net assets increase, to 0.65% to the Fund's average daily net asset value during the latest 12 months (a moving average method). The basic advisory fee of the Fund is subject to an incentive adjustment, by which the basic fee may be increased or decreased by up to 1/2 of 1.00% of the average daily net asset value of the Fund during the latest 12 months (a moving average method), depending upon the performance of the Fund relative to the Standard and Poor's Index of 500 Stocks ("S&P 500").

  During the year ended September 30, 1996, the Fund paid or accrued $1,066,413 in management fees representing 0.99% of average daily net assets. Of that amount $411,286 was paid or accrued to Hartwell.

  During the year ended September 30, 1996, the Fund paid or accrued $20,900 to Keystone for certain accounting services. The Fund paid or accrued $291,584 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Directors of the Fund. Officers of Keystone and affiliated Directors receive no compensation directly from the Fund.

Keystone America Hartwell Emerging Growth Fund, Inc.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended September 30, 1996, the Fund incurred total custody fees of $63,925 and received a credit of $22,354 pursuant to this expense offset arrangement, resulting in a net custody expense of $41,571. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Subsequent Event

On September 6, 1996, Keystone Investments, Inc. entered into an Agreement and Plan of Acquisition and Merger (the "Acquisition") with First Union Corporation and First Union National Bank of North Carolina ("First Union") whereby First Union would acquire all the assets and liabilities of Keystone Investments, Inc. in exchange for shares of First Union. Subject to the receipt of the required regulatory and shareholder approvals, the Acquisition is expected to take place in late December 1996.

FEDERAL TAX STATUS--FISCAL 1996 DISTRIBUTIONS (Unaudited)

  During the fiscal year ended September 30, 1996, a distribution of taxable long-term capital gains of $0.25 per share was paid in shares or cash.

  In January 1997, we will send you complete information on the distributions paid during the calendar year 1996 to help you in completing your federal tax return.

INDEPENDENT AUDITORS' REPORT

The Directors and Shareholders
Keystone America Hartwell Emerging Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Keystone America Hartwell Emerging Growth Fund, Inc., including the schedule of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the six-year period ended September 30, 1996 for Class A shares and each of the years in the three-year period then ended and the period from August 2, 1993 to September 30, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Class A financial highlights for each of the years in the four-year period ended September 30, 1990, were audited by other auditors whose report, dated November 7, 1990, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone America Hartwell Emerging Growth Fund, Inc. as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods specified in the first paragraph above in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
November 1, 1996

[wraparound cover]

                                KEYSTONE AMERICA
                                FAMILY OF FUNDS



                                    [DIAMOND]

                                Balanced Fund II
                        California Insured Tax Free Fund
                      Capital Preservation and Income Fund
                             Florida Tax Free Fund
                             Fund for Total Return
                              Fund of the Americas
                           Global Opportunities Fund
                       Global Resources & Development Fund
                           Government Securities Fund
                      Hartwell Emerging Growth Fund, Inc.
                          Intermediate Term Bond Fund
                           Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                         New York Insured Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                             Strategic Income Fund
                              Tax Free Income Fund
                                World Bond Fund
                         -------------------------------


This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.



[KEYSTONE LOGO]       KEYSTONE
                      INVESTMENTS

                      P.O. Box 2121
                      Boston, Massachusetts 02106-2121




HEGF-R-11/96
9.9M                                                [RECYCLE LOGO]



                         -------------------------------

                                 K E Y S T O N E

                                 A M E R I C A



                                    [GRAPHIC
                                       OF
                                   SUNFLOWER]


                                    HARTWELL
                                EMERGING GROWTH
                                   FUND, INC.

                         -------------------------------


                                 [KEYSTONE LOGO]

                                  ANNUAL REPORT
                               SEPTEMBER 30, 1996